FIST2 P2 09/24

FRANKLIN INVESTORS SECURITIES TRUST
SUPPLEMENT DATED SEPTEMBER 26, 2024
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
EACH DATED MARCH 1, 2024, OF
FRANKLIN LOW DURATION TOTAL RETURN FUND (THE “FUND”)

Effective September 30, 2024, the following changes are made to the Summary Prospectus, Prospectus and SAI of the Fund:

1. The following replaces all references to Sonal Desai in the section titled “Fund Summary – Portfolio Managers” in the Fund’s Summary Prospectus and Prospectus:

Sameer Kackar
Portfolio Manager of Advisers and portfolio manager of the Fund since September 2024.

Michael V. Salm
Portfolio Manager of Advisers and portfolio manager of the Fund since September 2024.

2. The following replaces all references to Sonal Desai in the section titled “Fund Details – Management” in the Fund’s Prospectus:

Sameer Kackar, CFA Portfolio Manager of Advisers
Mr. Kackar has been a portfolio manager of the Fund since September 2024. He joined Franklin Templeton in 2019.

Michael V. Salm Portfolio Manager of Advisers
Mr. Salm has been a portfolio manager of the Fund since September 2024. He joined Franklin Templeton in 2024. Prior to joining Franklin Templeton, Mr. Salm was a portfolio manager for Putnam Investment Management, LLC.

3. The following replaces the seventh paragraph in the section titled “Fund Details – Management” in the Fund’s Prospectus:

The portfolio managers of the Fund are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. They have equal authority over all aspects of the Fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

4. The following replaces all references to Sonal Desai as it pertains to the Fund in the section titled “Management and Other Services – Portfolio managers” in the Fund’s SAI:

Name	Type of Account	Number of Accounts Managed	Total Assets Managed (x $1 million)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (x $1 million)
Sameer Kackar*	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	2	387.4	None	None
	Other Accounts	None	None	None	None
Michael V. Salm*	Registered Investment Companies	21	15,453.5	1	599.3
	Other Pooled Investment Vehicles	26	9,532.4	None	None
	Other Accounts	8	1,484	1	440.5

*Information is provided as of August 31, 2024.

5. The following replaces all references to Sonal Desai as it pertains to the Fund in the section titled “Management and Other Services – Portfolio managers – Ownership of Fund shares” in the Fund’s SAI:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Sameer Kackar*	None
Michael V. Salm*	None

*Information is provided as of August 31, 2024

Please retain this supplement for future reference.